Exhibit 32.1

WINNER MEDICAL GROUP INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Winner Medical Group Inc., the “Company”, on Form 10-Q for the second quarter ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof , the “Report”, I, Jianquan Li, the Chief Executive Officer of the Company, CERTIFY, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that :

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   13th day of May, 2009.

/s/ Jianquan Li
Jianquan Li Chief Executive Officer (Principal Executive Officer)